SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2013

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

6363 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 20, 2013, Newmont Mining Corporation of Canada Limited (“NMCCL”), a subsidiary of Newmont Mining Corporation (“Newmont”) issued a news release announcing that NMCCL has set February 18, 2014, as the redemption date (“Redemption Date”) for the previously announced redemption of all of the outstanding exchangeable shares of NMCCL (other than those held by Newmont and its affiliates).

A copy of the news release is furnished as Exhibit 99.1 to this report.

The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated December 20, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Stephen P. Gottesfeld
Name: Stephen P. Gottesfeld
Title: Executive Vice President, General Counsel and Corporate Secretary

Dated: December 20, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release, dated December 20, 2013

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